HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Alpha Hedged Strategies Fund
 (the “Fund”)

A series of Hatteras Alternative Mutual Funds Trust

No Load Shares
Class C Shares
February 28, 2011

Supplement to the Prospectus and Statement of Additional Information (“SAI”)
dated April 30, 2010, as supplemented, and
Summary Prospectus dated August 30, 2010

Important Notice Regarding Change in Investment Policy

Effective April 30, 2011, the Fund is removing the investment restriction in its Principle Investment Strategies of investing at least 80% of its assets, indirectly through its investment in the Underlying Funds, in publicly traded securities that afford strategic and tactical opportunities to employ hedged strategies. Accordingly, effective April 30, 2011, the second paragraph of the “Principal Investment Strategies” section of the Fund’s Prospectus and Summary Prospectus will be deleted and replaced with the following (emphasis added for the purposes of this Supplement):

The Fund is classified as non-diversified.  A non-diversified investment company may invest in the securities of fewer issuers than diversified portfolio funds at any one time.  However, through its investments in multiple Underlying Funds, the Fund is expected to indirectly own a diversified portfolio.  The Fund’s strategy to achieve its objective is to primarily invest, indirectly through its investment in the Underlying Funds, its assets in publicly traded securities that afford strategic and tactical opportunities to employ hedged strategies.

Additionally, all other references to the Fund’s 80% investment restriction contained in the Fund’s Prospectus, SAI and Summary Prospectus are superseded by the information contained herein.  The Fund’s shareholders will be mailed a copy of the Fund’s Summary Prospectus containing information about this change on or about April 30, 2011.